UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): December 15, 2009
ENSCO International Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8097	76-0232579

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 North Akard Street
Suite 4300
Dallas, Texas 75201-3331

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (214) 397-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
INFORMATION INCLUDED IN THE REPORT
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE

INFORMATION INCLUDED IN THE REPORT

Item 8.01.	Other Events.
     ENSCO International Incorporated, a Delaware corporation (the “Company”), is filing this Current Report on Form 8-K to disclose a revision to the form of articles of association (the “New Articles”) that will govern ENSCO International Limited (which will become a public limited company and renamed “Ensco International plc” or a similar name), a subsidiary of the Company (“Ensco UK”), after the effective time of the proposed merger (the “merger”) between ENSCO Newcastle LLC, a Delaware limited liability company, and the Company, as more fully described in the Definitive Proxy Statement on Schedule 14A of the Company filed with the Securities and Exchange Commission (the “SEC”) and mailed to the stockholders of the Company on November 20, 2009 (the “Proxy Statement”). As previously disclosed in the Proxy Statement in “Description of Class A Ordinary Shares of Ensco UK — Anti-Takeover Provisions,” after the merger, the Board of Directors of Ensco UK (the “Board”) will have the necessary corporate authority, without further action of Ensco UK’s shareholders for a period of five years, but subject to its statutory and fiduciary duties, to give effect to a shareholder rights plan and to fix the terms thereof. The form of the New Articles is being revised to clarify and give effect to such authority of the Board by adding new Sections 6.3 through 6.7, which, among other things, identify purposes for which the Board may approve the adoption of a shareholder rights plan and exercise powers with respect thereto. Additional technical revisions have been made to Sections 46.1, 81.1 and 81.5 of the New Articles.
     The foregoing description of the New Articles does not purport to be complete and is qualified in its entirety by reference to the text of the New Articles, which are filed as Exhibit 99.1 hereto and incorporated into this report by reference.
     If a stockholder of the Company has returned a proxy card or voting instruction card or otherwise voted for purposes of the Special Meeting of Stockholders of the Company scheduled to be held on December 22, 2009, such stockholder may revoke prior voting instructions and cast a new vote by following the procedures described in the Proxy Statement.
Where You Can Find Additional Information.
     Ensco UK has filed with the SEC a registration statement on Form S-4 that includes a proxy statement/prospectus and other relevant materials in connection with the proposed corporate restructuring. The proxy statement/prospectus was mailed to the stockholders of the Company on November 20, 2009. Investors and security holders of the Company are urged to read the proxy statement/prospectus and the other relevant materials because they contain important information about the Company, Ensco UK and the restructuring plan. The registration statement, proxy statement/prospectus and other relevant materials and any other documents filed by the Company or Ensco UK with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or on the Company’s website at www.enscointernational.com. Investors can also receive free copies of these documents by contacting the Company at, 500 North Akard Street, Suite 4300, Dallas, Texas 75201-3331, Attn: Investor Relations Department.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description
99.1	Form of Articles of Association of Ensco International plc

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 15, 2009

ENSCO International Incorporated
By:	/s/ Cary A. Moomjian, Jr.
Cary A. Moomjian, Jr.
Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit
Number	Description
99.1	Form of Articles of Association of Ensco International plc

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